UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

_________________________________

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 6, 2006

CENTALE, INC.
(Exact Name of Registrant as Specified in its Charter)
New York	0-50863	22-3621870
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
191 Main Street, East Aurora, NY 14052
(Address of principal executive offices)

(716) 714-2000
Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

9 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

9 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR   240.14d-2(b)).

9 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02

Departure of Directors or Principal Officers; Appointment of Principal Officers

On December 6, 2006 Jon DeYoung resigned from his position as Centale’s Chief Executive Officer and Chief Financial Officer.  On the same date the Board of Directors appointed Thaddeus A. Wier, Jr. to serve as Chief Executive Officer and Chief Financial Officer.  Information about Mr. Wier follows.

Thaddeus A. Wier, Jr.   Mr. Wier acquired the controlling stock interest in Centale in February 2004, and has served as Chairman of Centale from February 2004 until November 2004.  Since November 2004 Mr. Wier has been employed as Chief Executive Officer of Prolink Sports Marketing, Inc. and as President of the Buffalo Silverbacks, a franchise in the American Basketball Association.  From April 2003 until December 2003 Mr. Wier was the Chief Executive Officer of JMT Solutions LLC, which was engaged in the business of direct response marketing in Palm Bay, Florida.  From January 2002 until April 2004 Mr. Wier was the President of JMT Marketing, Inc., which was engaged in the business of selling custom software solutions in East Aurora, New York.  From 1998 through 2001 Mr. Wier was employed by Tek 21, Inc., which was involved in designing, developing and marketing custom software solutions.  Mr. Wier founded Tek 21, Inc. in 1998 and served at times as Chief Executive Officer, at times as Director of Business Development, and at times as a consultant to Tek 21, Inc.   In July of 1999 Mr. Wier was convicted of violating the Martin Act, the New York State blue sky law, in connection with the sale of securities to two investors for $4,250.  The incident arose from Mr. Wier’s involvement with a now-defunct company in 1993.  Mr. Wier was enjoined from selling securities to the public in New York State and was ordered to pay restitution.

The following are the material transactions between Mr. Wier and Centale during the past three years.

Commencing in February 2004, Thaddeus A. Wier, Jr. organized the current business of Centale.  Mr. Wier was responsible for recruiting most of our current management and for strategizing the current business plan.  He also sold to Centale, for $100,000, the core technology on which the Catalyst EV™ is based.  From February 2004 until November 2004 Mr. Wier served as President of Centale pursuant to an employment agreement with Centale.

In November 2004 Mr. Wier resigned from his position as an officer and member of Centale’s Board of Directors.  In connection with his resignation, Mr. Wier exercised his option to acquire one million shares of Centale common stock in exchange for forgiveness of the $100,000 that Centale owed to Mr. Wier for the Catalyst technology.  At that time, Centale issued a $125,000 note to Mr. Wier in compensation for unpaid salary and bonus.  Centale also entered into an Advisory Agreement with Mr. Wier, in which he undertook to provide consulting services to Centale’s Board and executive officers in the areas of business development, investor relations, public relations and finance.  For these services Centale agreed to pay Mr. Wier a fee of $20,000 per month until October 31, 2006.  Centale issued to Mr. Wier’s spouse, Donna Wier, an option to purchase 1.5 million shares of Centale common stock if certain performance criteria were met.

From time to time during 2005 and early 2006, Donna Wier loaned funds to Centale for working capital.  Centale issued several short-term promissory notes to Ms. Wier, but repeatedly defaulted in paying the notes by their terms.  Centale also defaulted in making payments under Mr. Wier’s Advisory Agreement, and he assigned his rights under that agreement to Donna Wier.  In November 2005, then Donna Wier agreed to cancel a debt in excess of $650,000 owed to her by Centale, in consideration of Centale’s agreement to renegotiate the debt.

On February 1, 2006 Centale entered into an Agreement in Satisfaction with Donna A. Wier and Thaddeus A. Wier, Jr.  Pursuant to the Agreement in Satisfaction:

•

Centale issued a demand promissory note for $150,000 to Ms. Wier.  Subsequently it issued notes for an additional $127,562 in consideration of loans.  Centale secured the notes by a first lien on all of Centale’s assets.

•

Centale issued a Common Stock Purchase Warrant, which permitted Ms. Wier to purchase 6,500,000 common shares at $.01 per share.

•

Centale agreed to file with the Securities and Exchange Commission a registration statement that will permit Ms. Wier to resell to the public the shares underlying the Warrant.

•

Centale entered into a consulting agreement with Thaddeus A. Wier, Jr., pursuant to which it agreed to pay Mr. Wier a fee of $175 per hour for management consulting services.

•

Centale entered into an Agency Agreement with Thaddeus A. Wier, Jr. that granted him certain rights to market the Catalyst EV™.

In August 2006 Centale entered into a Refinancing Agreement with Thaddeus A. Wier, Jr. Donna A. Wier, Carlos Huerta, and Patrick T. Parker.  Pursuant to the Refinancing Agreement, Mr. Huerta paid $500,000 to Donna Wier in full satisfaction of all obligations of Centale to her and Mr. Wier.  Centale issued to Mr. Huerta an 18% Promissory Note in the principal amount of $675,000, due on August 4, 2007, and secured by a pledge of all of Centale’s assets.  In consideration of the extension of the loan and in satisfaction of a $175,000 debt incurred in 2005, Centale issued to Mr. Huerta’s company, Go Global, Inc., 2,750,000 shares of common stock.   Centale also issued 1,000,000 shares to Patrick T. Parker in settlement of debts, and Mr. Parker assigned those shares and an additional 750,000 shares to Go Global, Inc. in connection with the agreement.  At the same time, Donna Wier exercised her Common Stock Purchase Warrant in full, and assigned the shares to Thaddeus A. Wier, Jr.  Centale agreed to file a registration statement that would permit Mr. Wier and Mr. Huerta to sell to the public the shares they acquired under the Refinancing Agreement.

Item 5.01

Changes in Control of Registrant

Item 3.02

Unregistered Sales of Equity Securities

On December 6, 2006 Centale issued a total of 129,127,975 shares of common stock.  Each of the sales was exempt pursuant to Section 4(2) of the Act since the sale was not made in a public offering and was made to an individual who had access to detailed information about Centale and was acquiring the shares for his own account.  There were no underwriters.

The shares were issued as follows:

•

84,224,959 shares were issued to Thaddeus A. Wier, Jr. in consideration of his agreement to cancel the Agency Agreement.  The shares were valued at $.03 per share, which was the market price on that date.

•

32,529,918 shares were issued to Go Global, Inc. in consideration of its cancellation of a debt in the amount of $975,897.55 owed to it by Centale.  Carlos Huerta, a member of Centale’s Board of Directors, is the owner and President of Go Global, Inc.

•

10,373,098 shares were issued to Kenneth Keller in consideration of his cancellation of a debt in the amount of $311,192.95 owed to him by Centale.

•

500,000 shares were issued to each member of Centale’s Board of Directors, namely, Jon DeYoung, Patrick T. Parker, Carlos Huerta and Dan DeArmas.  The shares were issued in consideration for services and were valued at $.03 per share, which was the market price on that date.  400,000 of each 500,000 share grant are restricted, and will vest at a rate of 100,000 shares for each Board meeting attended.

After issuance of the aforesaid shares, the total number of Centale shares outstanding was 168,449,918.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTALE, INC.

Dated: December 26, 2006

By:/s/ Thaddeus A. Wier, Jr.

      Thaddeus A. Wier, Jr.

      Chief Executive Officer

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